UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 1, 2018
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2018, The AES Corporation (the “Company” or “AES”) determined that, effective January 1, 2019 (the “Effective Date”), Thomas M. O’Flynn, the Company’s Executive Vice President and Chief Financial Officer, will transition to a new leadership role, with a focus on raising third-party capital to systematically and cost effectively help finance AES’ attractive growth opportunities. Mr. O’Flynn has served as AES’ Executive Vice President and Chief Financial Officer since September 2012.
On November 1, 2018, Gustavo Pimenta, who currently serves as the Company’s Senior Vice President and Deputy Chief Financial Officer, was appointed by AES’ Board of Directors to succeed Mr. O’Flynn as the Company’s Executive Vice President and Chief Financial Officer on the Effective Date. Mr. Pimenta, age 40, previously served as Chief Financial Officer for the Company’s Mexico, Central America and the Caribbean Strategic Business Unit from December 2014 to February 2018 and, prior to that time, as Chief Financial Officer of AES Brazil from 2013 to December 2014. Prior to joining AES in 2009, Mr. Pimenta held various positions at Citigroup, including Vice President of Strategy and M&A in London and New York City.
In connection with Mr. Pimenta’s appointment as Executive Vice President and Chief Financial Officer, the Company’s Board of Directors approved the following compensation arrangements for him as of the Effective Date:

•	Annual base salary of $500,000;

•	Annual performance incentive plan target opportunity of 100% of then-current base salary, which will be subject to pre-established performance targets; and

•	Annual long-term compensation target opportunity of 225% of then-current base salary, which will be subject to AES’ annual review of market compensation data and individual performance.

Mr. Pimenta also will become a participant in the Executive Severance Plan, and be eligible to participate in the other benefit plans and arrangements generally available to the Company’s executive officers, including, without limitation, participation in the Company’s health, welfare, and retirement plans, effective on the Effective Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	November 2, 2018	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Senior Vice President, General Counsel and Corporate Secretary